Exhibit 10.12

WAIVER
DATED AS OF OCTOBER 9, 2009
IN RESPECT OF
AMENDED AND RESTATED LOAN AGREEMENT

BY AND AMONG

NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (f/k/a Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (f/k/a Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (f/k/a Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (a/k/a Massachusetts Hyperbaric, LLC) and MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, THE CENTER FOR WOUND HEALING, INC.

AND

SIGNATURE BANK

THIS WAIVER (the “Waiver”) made as of the 9th day of October, 2009 by and among NY HYPERBARIC, LLC, FOREST HILLS HYPERBARIC, LLC, SCRANTON HYPERBARIC LLC, JFK HYPERBARIC LLC, TRENTON HYPERBARIC, LLC, NEWARK BI LLC, PASSAIC HYPERBARIC, LLC, ST JOSEPHS HYPERBARIC LLC, GREATER BRONX HYPERBARIC LLC (f/k/a Montefiore Hyperbaric LLC), ELISE KING, LLC, SOUTH NASSAU HYPERBARIC, LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS LLC, NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C., VB HYPERBARIC, LLC, EIN HYPERBARIC LLC, MAIMONIDES HYPERBARIC, LLC, THE SQUARE HYPERBARIC, LLC, SOUTH N HYPERBARIC LLC, MUHLENBERG HYPERBARIC LLC, LOWELL HYPERBARIC LLC., THE CENTER FOR WOUND HEALING I, LLC (f/k/a Modern Medical, LLC), THE CENTER FOR WOUND HEALING II, LLC (f/k/a Modern Medical Specialties, LLC), NJ HYPERBARIC, LLC, FAR ROCKAWAY HYPERBARIC, LLC, ATLANTIC HYPERBARIC, LLC, ATLANTIC ASSOCIATES, LLC, CEF PRODUCTS, LLC, CMC HYPERBARIC, LLC, PENNSYLVANIA HYPERBARIC, LLC, HYPERBARIC, LLC (a/k/a Massachusetts Hyperbaric, LLC), MEADOWLANDS HYPERBARIC, LLC, BAYONNE HYPERBARIC, LLC, RARITAN BAY HYPERBARIC, LLC, CFWH MEZZANINE, LLC, SOUTH OCEAN COUNTY HYPERBARIC, LLC, and THE CENTER FOR WOUND HEALING, INC., each with a place of business at 155 White plains Road, Tarrytown, NY  10591 (the foregoing Persons, individually and collectively, the “Borrower”), and SIGNATURE BANK, a New York bank having an office at 1225 Franklin Avenue, Garden City, New York 11530 (the “Bank”).

WITNESSETH:

WHEREAS, certain of the entities comprising the Borrower and the Bank entered into a Amended and Restated Loan Agreement dated as of June 17, 2005 as amended by a First Amendment dated as of April 7, 2006, a Second Amendment dated as of February 1, 2007, a Third Amendment and Waiver dated as of May 29, 2007, a Fourth Amendment and Waiver dated as of July 31, 2007, a Fifth Amendment dated as of October 11, 2007, a Sixth Amendment dated as of March 19, 2008, a Seventh Amendment dated as of March 31, 2008 and an Eighth Amendment dated as of December 18, 2008 (collectively, the “Agreement”), providing for certain financial accommodations to the Borrower and which Agreement is now in full force and effect; and

WHEREAS, the Borrower and the Bank desire that the Bank waives the Borrowers’ non-compliance with a certain provision of the Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.           As used in this Waiver, capitalized terms, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

2.           The Borrowers’ non-compliance with the provisions of Section 6.3 of the Agreement for the fiscal quarter of the Borrower ended June 30, 2009, and for all fiscal quarters and financial covenant testing dates ending/occurring subsequent to June 30, 2009 and through and including the fiscal quarter ending September 29, 2010, is hereby waived, provided that (a) the Effective Tangible Net Worth of the Borrower as at June 30, 2009 was not less than $17,455,000 and (b) the Effective Tangible Net Worth of the Borrower will not, at any financial covenant testing date occurring subsequent to June 30, 2009 and through and including September 29, 2010, be less than $16,500,000.  Additionally, the Borrowers’ non-compliance with Section 6, for all fiscal quarters and financial covenant testing dates ending/occurring subsequent to June 30, 2009 and through and including the fiscal quarter ending September 29, 2010, is hereby waived to the extent and solely to the extent resulting from the required adoption by the Borrower of changes in GAAP from and after June 30, 2009 and through and including September 29, 2010.

3.           As an inducement for the Bank to enter into this Waiver, the Borrower hereby represents and warrants as follows:

(A)           There are no defenses or offsets to its obligations under the Agreement, the Note or any of the other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower, the same are hereby waived.

(B)           All the representations and warranties made by the Borrower in the Agreement are true and correct in all material respects as if made on the date hereof.

4.           It is expressly understood and agreed that all collateral security for the Loans set forth in the Agreement prior to the waiver provided for herein, is and shall continue to be collateral security for the Loans and other extensions of credit provided under the Agreement as herein modified.  Without limiting the generality of the foregoing, the Borrower hereby absolutely and unconditionally confirms that each document and instrument executed by the Borrower pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (both before and after giving effect to this Waiver).

5.           By their execution of this letter in the space provided below, the Guarantors (if any) hereby consent to this Waiver and reaffirm their continuing liability under their guarantees in respect of the Agreement, as amended hereby, and all documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by any such Guarantors).

6.           The Waiver set forth herein is limited precisely as written and shall not be deemed (except as the Agreement is modified by this Waiver) to (a) be a consent to or a waiver of any term or condition of the Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein.  Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Waiver.  This Waiver may be signed in one or more counterparts which, when taken together, shall constitute one and the same document.  The parties to this Waiver agree that, for purposes of the execution of this Waiver, facsimile signatures and scanned signatures through email will constitute original signatures.

7.           This Waiver shall become effective on such date as all of the following conditions have been satisfied:

(A)           Waiver Fee.        The Borrower shall have paid to the Bank a waiver fee in the amount of $7,500.00; and

(B)           Fees and Expenses.  The Bank shall have received evidence of payment of the fees and disbursements of the Bank’s counsel (if invoiced by the Bank’s counsel on or prior to the date hereof).

8.           This Waiver is dated for convenience as of October 9, 2009 and shall be effective on the date of execution by the Bank.

9.           Except as modified by this Waiver, the Amended and Restated Loan Agreement is in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their duly authorized officers as of the date first written above.

Borrower:
NY HYPERBARIC, LLC
FOREST HILLS HYPERBARIC, LLC
SCRANTON HYPERBARIC LLC
JFK HYPERBARIC LLC
TRENTON HYPERBARIC, LLC
NEWARK BI LLC
PASSAIC HYPERBARIC, LLC
ST JOSEPHS HYPERBARIC LLC
GREATER BRONX HYPERBARIC LLC
(f/k/a MONTEFIORE HYPERBARIC LLC)
ELISE KING, LLC
SOUTH NASSAU HYPERBARIC LLC
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS LLC (DEL)
NEW YORK HYPERBARIC AND
WOUND CARE CENTERS, L.L.C. (N.Y.)
VB HYPERBARIC, LLC
EIN HYPERBARIC LLC
MAIMONIDES HYPERBARIC, LLC
THE SQUARE HYPERBARIC, LLC
SOUTH N HYPERBARIC LLC
MUHLENBERG HYPERBARIC LLC
LOWELL HYPERBARIC LLC
THE CENTER FOR WOUND HEALING I, LLC
(f/k/a MODERN MEDICAL, LLC)
THE CENTER FOR WOUND HEALING II, LLC

(f/k/a MODERN MEDICAL SPECIALTIES, LLC)
NJ HYPERBARIC, LLC
FAR ROCKAWAY HYPERBARIC, LLC
ATLANTIC HYPERBARIC, LLC
ATLANTIC ASSOCIATES, LLC
CEF PRODUCTS, LLC
CMC HYPERBARIC, LLC
PENNSYLVANIA HYPERBARIC, LLC
HYBERBARIC, LLC
(a/k/a MASSACHUSETTS HYPERBARIC, LLC)
BAYONNE HYPERBARIC, LLC,
RARITAN BAY HYPERBARIC, LLC,
CFWH MEZZANINE, LLC,
SOUTH OCEAN COUNTY HYPERBARIC, LLC
By their managers/members
THE CENTER FOR WOUND HEALING, INC.

By:	/s/ Andrew G. Barnett
Andrew G. Barnett
Chief Executive Officer

THE CENTER FOR WOUND HEALING, INC.

By:	/s/ Andrew G. Barnett
Andrew G. Barnett
Chief Executive Officer

Bank:
SIGNATURE BANK

By:	/s/ Lori Cabana
Vice President and Senior Lender